UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2003

PROTEIN DESIGN LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34801 Campus Drive
Fremont, California 94555
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 574-1400

Not Applicable

(Former name or former address, if changed since last report)

Item 5.  Other Events

On September 30, 2003, Protein Design Labs, Inc. (“PDL”) issued a press release regarding the restructuring of its commercial alliance with Roche.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1         Press Release dated September 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN DESIGN LABS, INC.

Date: September 30, 2003	By:	/s/ Sergio Garcia-Rodriguez
Sergio Garcia-Rodriguez Vice President, Legal, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 30, 2003